SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

September 1, 2002
Date of Report (Date of Earliest Event Reported)

The China Fund, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Maryland	811-6651	000000000

(State or Other Jurisdiction	(Commission	(IRS Employer

of Incorporation)	File Number)	Identification Number)

225 Franklin Street, Boston, Massachusetts		02110

(Address of Principal Executive Offices)		(Zip Code)

1(888) 246-2255
(Registrant’s Telephone Number, Including Area Code)

Item 9. Regulation FD Disclosure.
SIGNATURES
Exhibit 99.1 Insight Newsletter

Item 9. Regulation FD Disclosure.

         Pursuant to Regulation FD Rules 100-103, The China Fund, Inc. (the “Fund”) furnishes the September Insight report by the Fund’s Listed Investment Manager.

SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 17, 2002

By:	/s/ Julie S. Tedesco

Name: Julie A. Tedesco Title: Secretary

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